Pagaya Raises 2024 Adjusted EBITDA Guidance as it Drives Further Operational Efficiency Company executes operational initiatives that are expected to reduce annual core operating expenses by approximately $25 million Pagaya raises its Adjusted EBITDA outlook range for full-year 2024 to $160 million-$200 million NEW YORK – June 6, 2024 – Pagaya Technologies LTD. �NASDAQ� PGY� ("Pagaya" or “the Company”), a global technology company delivering AI-driven product solutions for the financial ecosystem, today announced that the Company is executing initiatives to drive enhanced profitability and achieve its goal of reaching positive net cash flow, by further streamlining its operations and accelerating its key growth priorities. The Company anticipates these initiatives, which include a workforce reduction, will result in annualized gross cost savings of approximately $25 million, a portion of which is expected to be reinvested in key growth areas. As a result, Pagaya is raising its full-year 2024 outlook range for Adjusted EBITDA to $160 million to $200 million, an increase of $10 million from its previous outlook. There is no change to the Company’s full-year 2024 outlook for network volume and total revenue and other income. “When I joined Pagaya, my first priority was to assess the business to ensure that we were concentrating our product-first strategy on our most productive and profitable initiatives,” said Pagaya’s President, Sanjiv Das. “After an exhaustive bottom-up analysis of our business, we have instilled operational discipline that positions the Company for long-term, sustainable growth – driving our core business strategy and supporting our already impressive scale and margin profile.” “We continue to execute on our financial strategy, delivering strong unit economics, improved operating leverage, and efficient use of our capital,” said Pagaya’s CFO, Evangelos Perros. “We are raising our expectation for full-year 2024 0

Adjusted EBITDA, with the full impact of the cost savings expected to be realized in 2025.” “We brought Sanjiv and Evangelos into their current leadership positions at Pagaya because of their track record of driving operational excellence, and we are confident that these most recent initiatives will position Pagaya to continue to excel in our core areas, while pursuing long-term growth,” said Pagaya’s CEO, Gal Krubiner. About Pagaya Technologies Pagaya �NASDAQ� PGY� is a global technology company making life-changing financial products and services available to more people nationwide, as it reshapes the financial services ecosystem. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides consumer credit and residential real estate products for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “continue,” “can,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “future,” “strategy,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: the Company’s strategy and future operations; the Company’s expected savings from executing initiatives to drive enhanced profitability, including the timing of such savings; the Company’s ability to continue to drive sustainable gains in profitability; the Company’s ability to achieve continued momentum in its 0 business; the Company’s ability to achieve positive net cash flow; and the Company’s financial outlook for Network Volume, Total Revenue and Other Income and Adjusted EBITDA for the full year 2024. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Certain of these risks are described in the Company’s Form 10�K filed on April 25, 2024 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Company’s current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Investors & Analysts ir@pagaya.com Media & Press press@pagaya.com 0